Exhibit 4.6

                                    MORTGAGE
                                     (Fixed)

Parties This mortgage is made between the Borrower named below and Barclays Bank PLC (Company Number 1026167) ("the Lender" which expression shall include the Lender's successors and assigns) of 54 Lombard Street, London EC3P 3AH and whose address for all correspondence in connection with this mortgage is Barclays Mercantile Business Finance Limited of Churchill Plaza, Churchill Way, Basingstoke, Hampshire RG21 7GP.

Date and                      1.1 The date of this mortgage is "25th April"
Definitions                   2003. In this mortgage, the following expressions
                              have the meanings respectively set out against them:-

                              "Borrower": MITEL NETWORKS LIMITED (Co. No.
                                          1309629) of Portskewett,
                                          Monmouthshire;

                              "Goods": the goods, particulars of which are set out in the Schedule to this mortgage together with all component parts, accessories, improvements and renewals and all books, manuals, handbooks, technical data, drawings, schedules, and other documentation and any amendments to them belonging to the Goods;

                              "Loan": (pound)840,000 or the balance for the time being outstanding;

                              "Instalment    the "24th" day of each month in
                              Dates":        each year in which the Loan is
                                             outstanding the first Instalment
                                             Date being "24th May" 2003;

                              "Instalments": 36 consecutive monthly payments
                                             of(pound)25,675 payable on the
                                             Instalment Dates;

                              "Termination
                              Sum": the balance of unpaid Instalments less a rebate of interest calculated by the Lender for early repayment;

                              "Insurances":  all policies and contracts of
                                             insurance taken out or to be taken
                                             out in respect of the Goods,
                                             including all claims and benefits
                                             arising under them and returns of
                                             premium;

                              "Security
                              Interest":     any mortgage, charge, pledge, lien
                                             or other encumbrance;

                              "Total Loss":  actual or constructive or
                                             compromised or agreed or arranged
                                             total loss;

                              "Default
                              Events":       any of the events stated in clause
                                             9 below;

                              "Working
                              Day": any date, except Saturdays, on which the clearing banks in the City of London are (or would be but for strike, lockout or other stoppage, affecting particular banks or banks generally) open during banking hours.

Interpretation                1.2 In this mortgage the masculine includes the
                              feminine and the neuter, and the singular includes the plural. If the Borrower is two or more persons, that expression includes all such persons9and each of them) and their liability under this mortgage is joint and several. The rights and obligations of the Borrower hereunder are personal to the Borrower and shall not be capable of being assigned or transferred.

Construction                  1.3 The marginal notes are for ease of reference
                              only and to not affect the construction of this mortgage. Any reference in this deed to a statutory provision shall be construed as a reference to that provision as from time to time amended or re-enacted. The benefit of this deed and the security created hereby shall enure for the benefit of the Lender's successors and assigns.

Instalments                   2.1 The Borrower shall pay to the Lender on the
                              Instalment Dates the Instalments which comprise repayments of principal and payments of interest.

Interest 2.2 If the Borrower does not make payment of any Instalment on the relevant Instalment Date or any other sum payable under this mortgage within 10 days of the Lender's demand, the Borrower shall pay interest on the unpaid amount to the Lender if demanded by the Lender at the rate of Finance House Base Rate plus 5% per annum calculated on a day to day basis from the due date to the date of receipt by the Lender both before and after judgment.

Early Settlement              2.3 As an alternative to payment of Instalments
                              the Lender will accept the Termination Sum in full settlement of the Loan with interest.

Non-Working Day               2.4 Any amount payable to the Lender on a day
                              which is not a Working Day will be payable on the preceding Working Day.

Sums Secured                  3. This mortgage secures to the Lender repayment
                              of the Loan, the payment of interest on the Loan and the payment from time to time of all other sums due from the Borrower to the Lender on any account whatsoever. If a Default Event occurs all amounts secured by this mortgage shall become immediately due and payable. The Borrower covenants to pay all such monies to the Lender.

Costs 4. Any legal or other costs, charges or expenses payable by the Borrower to the Lender under the provisions of this mortgage are payable by the Borrower to the Lender with value added tax thereon (if any). Legal Costs are payable on a full indemnity basis as between solicitor and own client.

Warranties by                 5. The Borrower warrants to the Lender that the
Borrower                      Borrower:-


                              (i) lawfully owns and is in possession of the Goods and that it and the Insurances are free of any Security Interest (other than any Security Interest created or subsisting with the written consent of the Lender);

                              (ii) is not subject to any prohibition or restriction of its right or ability to enter into this mortgage;

                              (iii)     has power by its memorandum of
                                        association and has taken all corporate
                                        action necessary to enter into this
                                        mortgage;

                              (iv)      has not suffered or there have not
                                        occurred any Default Events which are
                                        unremedied.

Mortgage 6. The Borrower hereby mortgages and charges with full title guarantee to the Lender all its right, title and interest in the Goods as security for all sums payable by the Borrower to the Lender, as referred to in clause 3 above.

Undertakings by               7. The Borrower:-
Borrower

                              (i) shall at its own expense keep the Goods in good working order and condition;

                              (ii) shall not use or permit the Goods to be used in contravention of any status or regulation or for any purpose for which they are not designed or reasonably suitable and shall ensure that the use and operation of the Goods is by skilled personnel and is without risks to health and safety;

                              (iii) shall not (except with the consent of the Lender) sell, transfer, demise, let on hire, or otherwise part with possession of the Goods or create or allow to arise any Security Interest in the Goods;

                              (iv) shall maintain all records, logs and other records required by the manufacturers of the Goods;

                              (v) shall replace any component, part or item of the Goods where necessary provided that such replacement is of at least equivalent value and condition when compared to the original;

                              (vi) shall cause any alterations to the Goods that are from time to time required by law to be made at the Borrower's expense, but shall not otherwise alter the Goods;

                              (vii) shall furnish the Lender with a suitable maintenance transfer letter signed on behalf of the manufacturer of the Goods if the Lender so requests in writing;

                              (viii)    shall notify the Lender immediately:-

                                        a.        on demand of the whereabouts
                                                  of the Goods;

                                        b.        of any occurrence as a result
                                                  of which the Goods are or are
                                                  likely to become a Total Loss;

                                        c.        of the occurrence of any of
                                                  the Default Events referred to
                                                  in clause 9 (ii) to (viii)
                                                  below inclusive;

                              (ix) if required by the Lender, shall allow the Lender to indicate on them its interest in the Goods;

                              (x) shall permit any person authorised by the Lender at all reasonable times to inspect the Goods and permit or procure the granting of permission for such person to enter any land or premises where the Goods may be situated;

                              (xi) shall pay on demand to the Lender with interest all its costs and expenses incurred in:-

                                        a.        the advance of the Loan and
                                                  the acceptance and
                                                  registration of this mortgage;

                                        b.        the preservation of the
                                                  Lender's security in the
                                                  Goods;

                                        c.        the exercise by the Lender of
                                                  any of its powers under this
                                                  mortgage and in ascertaining
                                                  the whereabouts and/or
                                                  safekeeping of the Goods;

                                        d.        any legal proceedings
                                                  instituted by the Lender under
                                                  this mortgage.

Insurances                    8.1 The Insurances shall be effected and
                              maintained by the Borrower at all times while any amount is secured by this mortgage and shall be endorsed with a note of the Lender's interest.

Risks Insured                 8.2 The Insurances shall be all risks cover under
                              policies, on terms, subject only to exclusions and/or an excess approved by the Lender and with insurers acceptable to the Lender.

Sum Insured                   8.3 The Goods shall be insured for their market
                              value as agreed by the parties or failing agreement, as determined at the expense of the Borrower, by a valuer acceptable to the parties.

Premiums 8.4 The Borrower shall pay punctually all premiums payable by the Borrower in respect of the Insurances, and, on request, produce receipts or other proof of payment to the Lender.

Application of                8.5 The Lender may elect to require the Borrower
Insurance Proceeds            to apply any proceeds of the Insurances received
                              by it in making good the loss, repairing the damage, or satisfying the liability in respect of which the claim was made or in satisfaction of any amount secured by this mortgage and pending such election such proceeds shall be held in trust for the Lender.


Insurance Warranties          8.6 The Borrower shall not use and shall not allow
                              the Goods to be used other than in conformity with the terms of the Insurances, including any express or implied warranties, without the prior written consent of the insurers and without paying any extra premium required.

Lender may Insure             8.7 If the Borrower fails to effect or maintain
                              the Insurances, the Lender may effect such Insurances at the Borrower's expense to be reimbursed to the Lender on demand with interest.

Default Events                9. The following are Default Events:-

                              (i) the Borrower does not pay any sum of money secured by this mortgage within 10 days of the due date for payment (unless the Lender elects in its absolute discretion to accept late payment);

                              (ii) the Borrower enters into or attempts to enter into a composition or arrangement with its creditors or any of them;

                              (iii)     a receiver, administrator, or
                                        administrative receiver is appointed of
                                        the Borrower's assets or any of them or
                                        a meeting, whether formal or informal,
                                        is called of the Borrower's creditors or any of them;

                              (iv) the petition for the appointment to the Borrower of an administrator is presented or the Borrower goes into liquidation, except for a voluntary liquidation for the purpose of amalgamation or reconstruction on terms previously approved by the Lender in writing;

                              (v)       the levy against the Goods of any
                                        distress or execution which is not paid
                                        out within 10 days of written request so requiring from the Lender to the Borrower;

                              (vi) any of the warranties in clause 5 above proves to be incorrect, inaccurate or misleading in any material respect;

                              (vii)     the Goods are a Total Loss;

                              (viii) the Borrower is unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986;

                              (ix) the Lender's security is in the Lender's opinion in jeopardy in any way whatsoever;

                              (x) any company in the Barclay's PLC group withdraws any facility or demands payment as a result of a default by the Borrower;

                              (xi) the Borrower fails to comply with any of its obligations, covenants, or undertakings contained in this deed (other than those relating to the payment of money) and such default (if in the opinion of the Lender it is capable of remedy) is not remedied to the Lender's satisfaction within 5 Working Days after the occurrence of such failure.

Lender's Powers               10.1 On the occurrence of a Default Event the
                              Lender may, at any time on the date of the occurrence or any subsequent date, without prejudice to any powers available to a mortgagee by law, do any of the following by itself or by such agents as it thinks fit and without prior notice to the Borrower:-

                              (i) take possession of the Goods severing them from any land or other goods, if necessary, the Borrower reimbursing the Lender any expense incurred or damage suffered on demand with interest;

                              (ii)      move the Goods to a safe place;

                              (iii) discharge, settle, or take or defend any proceedings in respect of any claims incurred in connection with the Goods or the Insurances and collect on the Insurances and give any good receipts required;

                              (iv) pending sale, insure, maintain, repair, operate, hire out or otherwise use the Goods;

                              (v) sell the Goods by public auction or private sale, without advertisement and at such place, at such time and on such terms as the Lender may determine;

                              (vi) all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid.

                              Section 103 of the Law of Property Act 1925 shall not apply to this security or any sale made by virtue hereof.

Lender not Liable             10.2 The Lender shall not be answerable for any
                              loss occasioned by sale by it of the goods under this mortgage or any postponement of sale.

Lender's Receipt              10.3 On any sale of the Goods the Lender's receipt
                              for the purchase money shall effectively discharge the purchaser. The purchaser shall not be bound to enquire whether the Lender's power of sale has arisen or is exercisable and shall not be concerned as to how the proceeds of sale are applied.

Application                   10.4 All monies received by the Lender in respect
                              of:-

                              (i)       sale of the Goods and/or

                              (ii) proceeds of the Insurances which the Lender, in its sole discretion, elects not to release to the Borrower for application by it in accordance with clause 8.5 above;

                              shall be applied as follows:-

                              FIRST     in payment or reimbursement to the
                                        Lender of all costs and expenses
                                        incurred by it;

                              SECONDLY in payment of any accrued but unpaid interest;

                              THIRDLY   in repayment or reduction of the Loan;

                              FOURTHLY  in payment of any surplus to the
                                        Borrower.

Attorney 11. The Borrower hereby irrevocably appoints the Lender as its attorney with full power to substitute any other person, for the Borrower and in the Borrower's name to sign, seal, deliver and otherwise perfect any deed, assurance or agreement and to anything which may be required for any purpose under or in connection with this mortgage.

Waiver 12. The Lender's rights and powers under this mortgage shall not be prejudiced or affected by delay or omission on the Lender's part. If the Lender, on occasion expressly or impliedly waives any of its rights or powers, such waiver shall not prevent the Lender from subsequently acting strictly in accordance with such rights and powers.

Further Assurances            13. The Borrower shall at its own expense sign,
                              seal, deliver and otherwise perfect any deed, assurance, or agreement and do anything the Lender may require to perfect or protect the security constituted by this mortgage.

Notices 14. Any notice served under this mortgage shall be sufficiently served if sent by pre-paid letter post to the respective addresses above (or such changed address as one party may notify to the other) and proof of dispatch shall be conclusive evidence of receipt by the addressee in due course of transmission.

Consolidation                 15. If the Lender has from the Borrower security
                              over any other property of the Borrower, the Borrower may not redeem such security or the security constituted by this mortgage alone without the prior written consent of the Lender.
                              Section 93 of the Law of Property Act 1925 (which restricts the consolidation of mortgages) shall not apply to the security constituted by this mortgage.

Disclosure of                 16. The Borrower agrees that the Lender may
Information                   disclose details of and relating to the
                              transaction evidenced by this mortgage to any credit reference agency, to HP Information Plc and to any credit broker concerned.

Sole Agreement                17. This mortgage contains all the terms agreed
                              between the Borrower and the Lender in respect of the Loan and any previous offer letter or correspondence in relation thereto is hereby superseded.

Law 18. This mortgage shall be governed by the laws of England.

Severance                     19. Each of the said provisions of this deed is
                              severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

                              IN WITNESS of which this deed was executed and is delivered on and takes effect from the date and year first before written.

                              SCHEDULE - THE GOODS

Asset Number        Acquisition Date                             Description
62369                   01/09/02                     MN3300 CONTROLLER UK - 50001265
62370                   01/09/02                     MN3300 UNIVERSAL NSU - 50001271
62371                   01/09/02                     MN3300 BRI NSU - 50001275
62372                   01/09/02                     MN3300 REL 3.1 BASE SOFTWARE - 50002585
62373                   01/09/02                     MN3300 UNIVERSAL ASU - 50001268
62374                   01/09/02                     MN3300 DEMO SUPPORT EQUIPMENT
62385                   23/08/02                     MN 5700 - MXM 5 USER LICENSE
62364                   20/08/02                     DELL LATITUDE LAPTOP
62365                   20/08/02                     DELL LATITUDE LAPTOP
62366                   20/08/02                     DELL LATITUDE LAPTOP
62367                   20/08/02                     DELL LATITUDE LAPTOP
62368                   20/08/02                     DELL LATITUDE LAPTOP
62379                   16/08/02                     NETVISION PHONE KIT - MINET
62380                   16/08/02                     NETVISION PHONE KIT - MINET
62381                   16/08/02                     MB TRILOGY 3 ACCESS POINT
62382                   14/08/02                     STANDARD SERVER FOR VCON APPLIANCE
62350                   12/08/02                     MN3300 CONTROLLER - 50001265
62351                   12/08/02                     MN3300 CONTROLLER - 50001265
62352                   12/08/02                     MN3300 UNIVERSAL NSU - 50001271
62353                   12/08/02                     MN3300 UNIVERSAL NSU - 50001271
62354                   12/08/02                     MN3300 UNIVERSAL ASU - 50001268
62355                   12/08/02                     MN3300 UNIVERSAL ASU - 50001268
62360                   12/08/02                     MN3300 DEMO CARRIER SALES MISC EQUIP & SUPPORT
62323                   12/07/02                     MN 3300 ASU - 50002813
62324                   12/07/02                     MN 3300 ASU - 50002813
62325                   12/07/02                     MN 3300 ASU - 50002813
62326                   12/07/02                     MN 3300 ASU - 50002813
62327                   12/07/02                     MN 3300 ASU - 50002813
62341                   12/07/02                     HARDWARE PLATFORM CYBER IQ - 50001843
62342                   12/07/02                     IP WALLBOARD - 3614IPCS3 - 51003494
62343                   12/07/02                     SUPPORT FOR 6100CCS DEMO KIT - 62341-2
62362                   09/07/02                     ACCESS POINT WITH PSU, ANTENNAE & POWER OVER ETHER
62296                   02/07/02                     IBM Server (Model IBM X200)
62297                   02/07/02                     IBM Server (Model IBM X200)
62298                   02/07/02                     IBM Server (Model IBM X200)
62335                   28/06/02                     MN3100 DEMO KIT WITH CASE & ACCESSORIES
62337                   28/06/02                     MN3300 UNIVERSAL ASU - 50001268
62339                   28/06/02                     MN5550 IP CONSOLE - 50001147
62340                   28/06/02                     MN3300 ICP BUNDLE SUPPORT 62336
62313                   27/06/02                     CAPTIVE SX2000 (24 X MC320EB)

Asset Number        Acquisition Date                             Description
62314                   27/06/02                     CAPTIVE SX2000 FOR TESTING (9400-200-163-BA)
62336                   27/06/02                     MN3300 CONTROLLER - 50001265
62338                   27/06/02                     MN3300 UNIVERSAL NSU - 50001271
62301                   25/06/02                     MN3300ICP - DEMO KIT
62302                   25/06/02                     IP CONFERENCE UNIT
62315                   25/06/02                     MN3300 CONTROLLER UK - 50001265
62316                   25/06/02                     MN3300 UNIVERSAL ASU - 50001268
62317                   25/06/02                     MN3300 UNIVERSAL NSU - 50001271
62318                   25/06/02                     MN3300 DEMO KIT SUPPORT EQUIPMENT - (62315)
62319                   25/06/02                     MN3300 DEMO - 5550 IP CONSOLE - 50001147
62300                   24/06/02                     DELL 1650 SERVER
62002                   21/06/02                     MN 3100 ICP DEMO - 52000531
62003                   21/06/02                     5140 WEBSET WITH 62002 DEMO - 50000581
62004                   21/06/02                     5140 WEBSET WITH 62002 DEMO - 50000581
62006                   21/06/02                     SPEAK @ EASE DEMO EQUIP
62064                   21/06/02                     MN 3050 PC & PLATFORM
62102                   21/06/02                     MN 3300 ASU - 50001268
62103                   21/06/02                     MN 3300 NSU - 50001271
62104                   21/06/02                     MN 3300 PATCH PANEL - 51003344
62105                   21/06/02                     MN 3300 MISC SUPPORT - CABLES & VARIOUS PHONES
62117                   21/06/02                     MN 3100 ICP CONROLLER - 5200531
62118                   21/06/02                     MN 3300  CONTROLLER - 50001265
62119                   21/06/02                     MN 3300 UNIVERSAL ASU - 50001268
62120                   21/06/02                     MN 3300 UNIVERSAL NSU - 50001271
62121                   21/06/02                     MN 3300 UNIVERSAL NSU - 50001271
62127                   21/06/02                     MN 3300 ASU UNIT - 50001268
62128                   21/06/02                     MN 3300 ASU UNIT - 50001268
62129                   21/06/02                     MN 3300 ASU UNIT - 50001268
62130                   21/06/02                     MN 3300 ASU UNIT - 50001268
62131                   21/06/02                     MN 3300 BRI UNIT(UK) - 50001275
62132                   21/06/02                     MN 3300 BRI UNIT(UK) - 50001275
62133                   21/06/02                     MN 3300 BRI UNIT(UK) - 50001275
62134                   21/06/02                     MN 3300 BRI UNIT(UK) - 50001275
62143                   21/06/02                     MN 3300 CONTROLLER (UK) - 50001265
62144                   21/06/02                     MN 3300 CONTROLLER (UK) - 50001265
62145                   21/06/02                     MN 3300 CONTROLLER (UK) - 50001265
62146                   21/06/02                     MN 3300 CONTROLLER (UK) - 50001265
62151                   21/06/02                     MN 3300 24 PORT HUB POWER UNIT - 51002320
62152                   21/06/02                     MN 3300 24 PORT HUB POWER UNIT - 51002320
62153                   21/06/02                     MN 3300 24 PORT HUB POWER UNIT - 51002320
62155                   21/06/02                     5500 IP CONSOLE - 50001147
62156                   21/06/02                     5500 IP CONSOLE - 50001147
62157                   21/06/02                     5500 IP CONSOLE - 50001147
62158                   21/06/02                     5500 IP CONSOLE - 50001147
62159                   21/06/02                     MN 3300 IP TURNKEY SOLUTION - 50001972
62160                   21/06/02                     MN 3300 IP TURNKEY SOLUTION - 50001972
62161                   21/06/02                     MN 3300 IP TURNKEY SOLUTION - 50001972
62162                   21/06/02                     MN 3300 IP TURNKEY SOLUTION - 50001972
62163                   21/06/02                     17IN MONITOR COLOUR SVGA 1R01 - WBCQ0103
62164                   21/06/02                     17IN MONITOR COLOUR SVGA 1R01 - WBCQ0103

Asset Number        Acquisition Date                             Description
62165                   21/06/02                     17IN MONITOR COLOUR SVGA 1R01 - WBCQ0103
62166                   21/06/02                     17IN MONITOR COLOUR SVGA 1R01 - WBCQ0103
62171                   21/06/02                     MN 3300 CONFERENCE UNIT - 50001541/3
62172                   21/06/02                     MN 3300 CONFERENCE UNIT - 50001541/3
62212                   21/06/02                     MN 3300 CONTROLLER - 50001265
62213                   21/06/02                     MN 3300 CONTROLLER - 50001265
62214                   21/06/02                     MN 3300 CONTROLLER - 50001265
62215                   21/06/02                     MN 3300 CONTROLLER - 50001265
62216                   21/06/02                     MN 3300 UNIVERSAL NSU - 50001271
62217                   21/06/02                     MN 3300 UNIVERSAL NSU - 50001271
62218                   21/06/02                     MN 3300 UNIVERSAL NSU - 50001271
62219                   21/06/02                     MN 3300 UNIVERSAL NSU - 50001271
62220                   21/06/02                     MN 3300 BRI NSU - 50001275
62221                   21/06/02                     MN 3300 BRI NSU - 50001275
62222                   21/06/02                     MN 3300 BRI NSU - 50001275
62223                   21/06/02                     MN 3300 BRI NSU - 50001275
62224                   21/06/02                     MN 3300 UNIVERSAL ASU - 50001268
62225                   21/06/02                     MN 3300 UNIVERSAL ASU - 50001268
62226                   21/06/02                     MN 3300 UNIVERSAL ASU - 50001268
62227                   21/06/02                     MN 3300 UNIVERSAL ASU - 50001268
62228                   21/06/02                     MN 3300 SUPPORT (PHONES & CABLES) MISC
62229                   21/06/02                     3300 IN-LINE POWER UNIT - 51002320
62230                   21/06/02                     3300 IN-LINE POWER UNIT - 51002320
62231                   21/06/02                     5550 IP CONSOLE - UK - 50001147
62232                   21/06/02                     5550 IP CONSOLE - UK - 50001147
62233                   21/06/02                     5550 IP CONSOLE - UK - 50001147
62234                   21/06/02                     5550 IP CONSOLE - UK - 50001147
62235                   21/06/02                     MN 3300 CONFERENCE UNIT - 50001541/3
62236                   21/06/02                     NT SERVER FOR 3300 SUPPORT
62290                   21/06/02                     MN 3300 UNIVERSAL ASU (UK) - 50001268
62293                   21/06/02                     5500 IP CONSOLE (UK) - 50001147
62303                   21/06/02                     6500 SPEECH ENABLED DEMO KIT
62321                   21/06/02                     MN3300 CONTROLLER - 50001265
62322                   21/06/02                     MN3300 NSU - 50001271
62328                   21/06/02                     SAMSUNG SM15MP TFT 15" LCD MONITOR
62329                   21/06/02                     MN3300 CONTROLLER - 50001265
62330                   21/06/02                     MN3300 NSU - 50001271
62331                   21/06/02                     MN3300 ASU - 50001268
62332                   21/06/02                     MN3300 MISC EQUIP FOR 62329-31
62333                   21/06/02                     MN3100 CONTROLLER + ACCESSORIES
62334                   21/06/02                     5310 IP CONFERENCE UNIT + MOUSE - 50001540/2
62347                   21/06/02                     LCD 17 INCH MONITOR - MULTIMEDIA
62348                   21/06/02                     CANON DIGITAL COPIER GP160
62349                   21/06/02                     TELEVISION VCON PROJECT
62308                   07/06/02                     F725 HAND HELD LASE TERMINAL + TRANSCEIVER/CHARGER
62135                   31/05/02                     MN 3300 NSU UNIT - 50001271
62136                   31/05/02                     MN 3300 NSU UNIT - 50001271
62137                   31/05/02                     MN 3300 NSU UNIT - 50001271
62138                   31/05/02                     MN 3300 NSU UNIT - 50001271
62139                   31/05/02                     MN 3300 NSU UNIT - 50001271

Asset Number        Acquisition Date                             Description
62305                   31/05/02                     MN3300 DEMO KIT
62122                   30/05/02                     MISC SUPPORT EQUIP FOR 62118-21
62173                   30/05/02                     MN 3300 MISC PHONE SUPPORT & EQUIP
62178                   30/05/02                     WINDOWS 2000 SERVER/PC + MONITOR
62179                   30/05/02                     WINDOWS 2000 SERVER/PC + MONITOR
62180                   30/05/02                     WINDOWS 2000 SERVER/PC + MONITOR
62181                   30/05/02                     WINDOWS 2000 SERVER/PC + MONITOR
62192                   30/05/02                     WINDOWS 2000 SERVER(PC) +S/W & MONITOR
62202                   30/05/02                     WINDOWS 2000 SERVER(PC)
62289                   30/05/02                     MN 3300 CONTOLLER (UK) - 50001265
62291                   30/05/02                     MN 3300 UNIVERSAL NSU (UK) - 50001271
62294                   30/05/02                     35 IP PHONES IP TO SUPPORT CECA 1819
62295                   30/05/02                     MISC LICENSES & SOFTWARE & CABLES
62299                   30/05/02                     MN3300
62304                   30/05/02                     MN3300 DEMO KIT
62182                   28/05/02                     VIGO PROFESSIONAL CAMERA
62183                   28/05/02                     VIGO PROFESSIONAL CAMERA
62184                   28/05/02                     VIGO PROFESSIONAL CAMERA
62185                   28/05/02                     VIGO PROFESSIONAL CAMERA
62186                   28/05/02                     FALCON (3BRI) CAMERA + TELEVISION
62187                   28/05/02                     FALCON (3BRI) CAMERA + TELEVISION
62193                   28/05/02                     VIGO PROFESSIONAL CAMERA
62194                   28/05/02                     VIGO PROFESSIONAL CAMERA
62195                   28/05/02                     VIGO PROFESSIONAL CAMERA
62196                   28/05/02                     VIGO PROFESSIONAL CAMERA
62197                   28/05/02                     FALCON (3BRI) CAMERA + PANASONIC FLAT TV 22"
62198                   28/05/02                     FALCON (3BRI) CAMERA + PANASONIC FLAT TV 22"
62201                   28/05/02                     MXM SERVER(LAPTOP) + 10 USER SOFTWARE
62203                   28/05/02                     VCB SERVER(LAPTOP) + CONF BRIDGE SOFTWARE
62205                   28/05/02                     VIGO PROFESSIONAL CAMERA
62206                   28/05/02                     VIGO PROFESSIONAL CAMERA
62306                   27/05/02                     PDA FOR MOBILE DATA
62307                   27/05/02                     PDA FOR MOBILE DATA
62309                   22/05/02                     CISCO 1750 ROUTER
62310                   22/05/02                     CISCO 1750 ROUTER
62311                   22/05/02                     CISCO 1750 ROUTER
62312                   22/05/02                     CISCO 1750 ROUTER
62239                   15/05/02                     DELL LATITUDE C600 LAPTOP
62240                   15/05/02                     DELL LATITUDE C600 LAPTOP
62241                   15/05/02                     DELL LATITUDE C600 LAPTOP
62242                   15/05/02                     DELL LATITUDE C600 LAPTOP
62243                   15/05/02                     DELL LATITUDE C600 LAPTOP
62244                   15/05/02                     DELL LATITUDE C600 LAPTOP
62245                   15/05/02                     DELL LATITUDE C600 LAPTOP
62246                   15/05/02                     DELL LATITUDE C600 LAPTOP
62247                   15/05/02                     DELL LATITUDE C600 LAPTOP
62250                   15/05/02                     DELL LATITUDE C600 LAPTOP
62251                   15/05/02                     DELL LATITUDE C600 LAPTOP
62252                   15/05/02                     DELL LATITUDE C600 LAPTOP
62253                   15/05/02                     DELL LATITUDE C600 LAPTOP

Asset Number        Acquisition Date                             Description
62254                   15/05/02                     DELL LATITUDE C600 LAPTOP
62255                   15/05/02                     DELL LATITUDE C600 LAPTOP
62256                   15/05/02                     DELL LATITUDE C600 LAPTOP
62257                   15/05/02                     DELL LATITUDE C600 LAPTOP
62258                   15/05/02                     DELL LATITUDE C600 LAPTOP
62259                   15/05/02                     DELL LATITUDE C600 LAPTOP
62260                   15/05/02                     DELL LATITUDE C600 LAPTOP
62261                   15/05/02                     DELL LATITUDE C600 LAPTOP
62262                   15/05/02                     DELL LATITUDE C600 LAPTOP
62263                   15/05/02                     DELL LATITUDE C600 LAPTOP
62264                   15/05/02                     DELL LATITUDE C600 LAPTOP
62265                   15/05/02                     DELL LATITUDE C600 LAPTOP
62266                   15/05/02                     DELL LATITUDE C600 LAPTOP
62267                   15/05/02                     DELL LATITUDE C600 LAPTOP
62268                   15/05/02                     DELL LATITUDE C600 LAPTOP
62269                   15/05/02                     DELL LATITUDE C600 LAPTOP
62270                   15/05/02                     DELL LATITUDE C600 LAPTOP
62271                   15/05/02                     DELL LATITUDE C600 LAPTOP
62272                   15/05/02                     DELL LATITUDE C600 LAPTOP
62273                   15/05/02                     DELL LATITUDE C600 LAPTOP
62274                   15/05/02                     DELL LATITUDE C600 LAPTOP
62275                   15/05/02                     DELL LATITUDE C600 LAPTOP
62276                   15/05/02                     DELL LATITUDE C600 LAPTOP
62277                   15/05/02                     DELL LATITUDE C600 LAPTOP
62278                   15/05/02                     DELL LATITUDE C600 LAPTOP
62279                   15/05/02                     DELL LATITUDE C600 LAPTOP
62280                   15/05/02                     DELL LATITUDE C600 LAPTOP
62281                   15/05/02                     DELL LATITUDE C600 LAPTOP
62282                   15/05/02                     DELL LATITUDE C600 LAPTOP
62283                   15/05/02                     DELL LATITUDE C600 LAPTOP
62284                   15/05/02                     DELL LATITUDE C600 LAPTOP
62285                   15/05/02                     DELL LATITUDE C600 LAPTOP
62286                   15/05/02                     DELL LATITUDE C600 LAPTOP
62287                   15/05/02                     DELL LATITUDE C600 LAPTOP
62288                   15/05/02                     DELL LATITUDE C600 LAPTOP
62207                   14/05/02                     FALCON (3BRI) CAMERA + PANASONIC FLAT TV 22"
62248                   13/05/02                     DELL GX150 DESKTOP + MONITOR
62249                   13/05/02                     DELL GX150 DESKTOP + MONITOR
62174                   10/05/02                     MXM SERVER(PC) + 10 USER SOFTWARE
62175                   10/05/02                     MXM SERVER(PC) + 10 USER SOFTWARE
62176                   10/05/02                     VCB SERVER(PC) + CONF BRIDGE SOFTWARE
62177                   10/05/02                     VCB SERVER(PC) + CONF BRIDGE SOFTWARE
62188                   10/05/02                     MXM SERVER(PC) + 10 USER SOFTWARE
62189                   10/05/02                     MXM SERVER(PC) + 10 USER SOFTWARE
62190                   10/05/02                     VCB SERVER(PC) + CONF BRIDGE SOFTWARE
62191                   10/05/02                     VCB SERVER(PC) + CONF BRIDGE SOFTWARE
62208                   10/05/02                     MXM SERVER(PC)
62209                   10/05/02                     MXM SERVER(PC)
62210                   10/05/02                     VCB SERVER(PC)
62211                   10/05/02                     VCB SERVER(PC)

Asset Number        Acquisition Date                             Description
62126                   08/05/02                     DELL LAPTOP WITH WINDOWS 2000
61459                   26/04/02                     LONE WORKER ALARM SYSTEM
62096                   25/04/02                     5550 IP CONSOLE - 500001147
61077                   24/04/02                     Pairgain DSL Modems
62098                   22/04/02                     MISC CABLES & LICENCES TO SUPPORT MN3300 DEMO
62114                   22/04/02                     MN3300 DEMO KIT - 52000490
61930                   17/04/02                     HP PIII PC - 1GHz PC & 17 INCH MONITOR
61931                   17/04/02                     HP PIII PC - 1GHz PC & 17 INCH MONITOR
61934                   17/04/02                     HP NETSERVER LP 1000R PIII - 1GHz M1
62076                   17/04/02                     HP L1520 15 INCH LCD MONITOR MULTIMEDIA
62077                   17/04/02                     HP L1520 15 INCH LCD MONITOR MULTIMEDIA
62078                   17/04/02                     HP L1520 15 INCH LCD MONITOR MULTIMEDIA
62079                   17/04/02                     HP L1720 17 INCH LCD MONITOR MULTIMEDIA
62080                   17/04/02                     HP JORNADA 568
62081                   17/04/02                     HP PROCURVE SWITCH 2524A MANAGED 24 PORT
62082                   17/04/02                     HP PROCURVE SWITCH 2524A MANAGED 24 PORT
62083                   17/04/02                     HP PROCURVE SWITCH 2524A MANAGED 24 PORT
62084                   17/04/02                     HP OFFICEJET G95 PRINTER *NAP*
62085                   17/04/02                     HP LASERJET 4100N
62086                   17/04/02                     HP PHOTOSMART 715 SIGITAL CAMERA 3.3 MP 17MB
62115                   17/04/02                     IBM E SERVER FOR TESTING - 50002312
62123                   17/04/02                     5310 IP CONFERENCE UNIT + MOUSE - 50001541/3
61752                   16/04/02                     STANDARD DELL DESKTOP
61824                   16/04/02                     STANDARD DELL LAPTOP
61834                   16/04/02                     DESKTOP PC + MONITOR
61835                   16/04/02                     DESKTOP PC + MONITOR
62106                   15/04/02                     ARCHIVE RACKING
62069                   04/04/02                     TOWER SYSTEM DESKTOP PC + CARDS
62070                   04/04/02                     TOWER SYSTEM DESKTOP PC + CARDS
62071                   04/04/02                     TOWER SYSTEM DESKTOP PC + CARDS
62072                   04/04/02                     TOWER SYSTEM DESKTOP PC + CARDS
62073                   04/04/02                     TOWER SYSTEM DESKTOP PC + CARDS
62074                   04/04/02                     TOWER SYSTEM DESKTOP PC + CARDS
62087                   29/03/02                     MN 3300 ICP CONTROLLER - 50001265
62088                   29/03/02                     MN 3300 NSU - 50001271
62089                   29/03/02                     MN 3300 ASU - 50001268
62090                   29/03/02                     4 X 5010 IP / 4 X 5020 IP / 2 X 5410 IP PHONES
62091                   29/03/02                     IP CONF UNIT - 50001541 + LICENSES & MISC EQUIP
62092                   29/03/02                     MN 3300 CONTROLLER - 50001265
62101                   29/03/02                     MN 3300 CONTROLLER - 50001265
62107                   29/03/02                     MN 3100 ICP PORTABLE DEMO KIT - 52000532
62116                   29/03/02                     ICT Fixture for March 3300
62005                   28/03/02                     ZEBRA 1055L THERMAL BARCODE PRINTER
62065                   21/03/02                     DELL DESKTOP PC + SUPPORT
62099                   21/03/02                     MN 3100 ICP CONTROLLER - 50000983
62100                   21/03/02                     CAMPAQ ML350 PROLIANT SERVER WITH RAPID ARRAY
62093                   18/03/02                     MN 3300 UNIVERSAL ASU - 50001268
62094                   18/03/02                     MN 3300 UNIVERSAL NSU - 50001271
62095                   18/03/02                     1 X 5010/2 X 5020/1 X 5140 IP APPLIANCE & IP PHONE
62097                   18/03/02                     EXCHANGE SERVICES PATCH PANEL - WBCQ0002

Asset Number        Acquisition Date                             Description
61932                   13/03/02                     HP VECTRA VL420 DT CD LAN
61933                   13/03/02                     HP VECTRA VL420 DT CD LAN
61671                   11/03/02                     BEECH CORNER TABLE ER1288
61672                   11/03/02                     BEECH CORNER TABLE ER1088
61673                   11/03/02                     BEECH 3 DRAWER SET PLT8
61674                   11/03/02                     DECK CHAIR 4121 GAJA 6718 DARK BLUE
61675                   11/03/02                     BEECH REMUS TABLE R60
61676                   11/03/02                     ARRIBA TUB CHAIR 351 GAJA 6701 BLACK
61677                   11/03/02                     ARRIBA TUB CHAIR 351 GAJA 6701 BLACK
61678                   11/03/02                     BEECH CONFERENCE TABLE EMP128
61679                   11/03/02                     PROJECTOR SCREEN APD150
61680                   11/03/02                     BEECH ARCUS CHAIR 686K BLUE
61681                   11/03/02                     BEECH ARCUS CHAIR 686K BLUE
61682                   11/03/02                     BEECH ARCUS CHAIR 686K BLUE
61683                   11/03/02                     BEECH ARCUS CHAIR 686K BLUE
61684                   11/03/02                     BEECH ARCUS CHAIR 686K BLUE
61685                   11/03/02                     BEECH ARCUS CHAIR 686K BLUE
61686                   11/03/02                     BEECH ARCUS CHAIR 686K BLUE
61687                   11/03/02                     BEECH ARCUS CHAIR 686K BLUE
61688                   11/03/02                     BEECH TABLE/DESK ER1260L
61690                   11/03/02                     BEECH TABLE/DESK ER1260R
61692                   11/03/02                     BEECH TABLE/DESK ER1488 CABLE PORT
61693                   11/03/02                     BEECH TABLE/DESK ER1488 CABLE PORT
61696                   11/03/02                     BEECH PLT6 3 DRAWER CABINETS
61697                   11/03/02                     BEECH PLT6 3 DRAWER CABINETS
61700                   11/03/02                     BEECH PLT8 3 DRAWER CABINETS
61701                   11/03/02                     BEECH PLT8 3 DRAWER CABINETS
61703                   11/03/02                     SCREENPLAY COMBINATION ZT1
61704                   11/03/02                     ADZON WHITEBOARD AST160
61705                   11/03/02                     DESK CHAIR 4121 GAJA 6701 BLACK
61706                   11/03/02                     DESK CHAIR 4121 GAJA 6701 BLACK
61707                   11/03/02                     DESK CHAIR 4121 GAJA 6701 BLACK
61708                   11/03/02                     DESK CHAIR 4121 GAJA 6701 BLACK
61711                   11/03/02                     BEECH ASTO TABLE 130
61712                   11/03/02                     6 X SENSE CHAIR 344 GAJA6701 BLACK
61713                   11/03/02                     KKOMB
61714                   11/03/02                     KKOMB
61715                   11/03/02                     KKOMB
61718                   11/03/02                     DUBAI OFFICE FITOUT COSTS
61720                   11/03/02                     BEECH TABLE ER86X
61721                   11/03/02                     BEECH TABLE ER86X
61722                   11/03/02                     BEECH TABLE ER86X
61723                   11/03/02                     BEECH L/H CORNER TABLE ER1218N
61724                   11/03/02                     BEECH EP668R
61725                   11/03/02                     BEECH PEDESTAL PL6 (3 DRAWERS)
61726                   11/03/02                     DESK CHAIR 6241 GAJA6701 BLACK
61727                   11/03/02                     BEECH ARCUS CHAIR 686K GAJA 6701 BLACK
61728                   11/03/02                     BEECH ARCUS CHAIR 686K GAJA 6701 BLACK
61729                   11/03/02                     BEECH KKOMB CABINETS 2PC800
61730                   11/03/02                     BEECH KKOMB CABINETS 2PC800

Asset Number        Acquisition Date                             Description
61731                   11/03/02                     BEECHEP668L
61732                   11/03/02                     BEECH R/H CORNER TABLE ER1218N
61733                   11/03/02                     BEECH ER86X CHAIR
61734                   11/03/02                     BEECH PEDESTAL PL6 (3 DRAWERS)
61735                   11/03/02                     ADZON WHITEBOARD AST160
61736                   11/03/02                     DESK CHAIR 6241 GAJA 6701 BLACK
61737                   11/03/02                     BEECH ARCUS CHAIR 686K GAJA 6701 BLACK
61738                   11/03/02                     BEECH ARCUS CHAIR 686K GAJA 6701 BLACK
61739                   11/03/02                     BEECH KKOMB CABINET WITH INSERTS
61740                   11/03/02                     BEECH KKOMB CABINET WITH INSERTS
61584                   26/02/02                     MARCH NETWORKS (ALSO USED FOR OFFICE SECURITY)
61742                   25/02/02                     MN3100 FOR DEMO
61743                   25/02/02                     MN3300 FOR DEMO
62066                   25/02/02                     3300 UNIVERSAL NSU - 50001271
62067                   25/02/02                     3300 UNIVERSAL ASU - 50001268
62068                   25/02/02                     4204 DVR - VER 2.5 + DVR VIEWER - 2.5 & CONFIG
62075                   25/02/02                     MN 3300 BRI NSU (UK) - 50001275 + ASCOM BERKSHIRE
62124                   25/02/02                     CONTACT CENTRE PLATFORM CYBER/IQ INC S/W & SUPPORT
61702                   22/02/02                     SCREENPLAY COMBINATION ZT1
61913                   19/02/02                     JACKET POTATO OVEN
61914                   19/02/02                     MATCHING BAIN MARIE
61915                   19/02/02                     HOT FOOD MERCHANDISER
61916                   19/02/02                     MULTI DECK COLD DISPLAY
61047                   18/02/02                     GENRAD GENEVA FUNCTIONAL TESTER
61745                   18/02/02                     NETWORK PRINTER HP LASERJET 4100N
61935                   18/02/02                     MN3300 ICP PERIPHERAL CABINET
62018                   18/02/02                     IBM 1 U SERVER - 52000582
62019                   18/02/02                     IBM 1 U SERVER - 52000582
62020                   18/02/02                     IBM 1 U SERVER - 52000582
62021                   18/02/02                     IBM 1 U SERVER - 52000582
62022                   18/02/02                     IBM 1 U SERVER - 52000582
62023                   18/02/02                     MN 3300 CONTROLLER - 50001265
62058                   18/02/02                     MN 3300 CONTOLLER - 50001265
62059                   18/02/02                     MN 3300 UNIVERSAL NSU - 50001271
62060                   18/02/02                     MN 3300 UNIVERSAL ASU - 50001268
62061                   18/02/02                     MN 3300 PATCH PANEL 51003344 + CABLES
62062                   18/02/02                     5310 IP BRDRM CONF UNIT 50001541 + MOUSE 50001542
62063                   18/02/02                     FRIDGE & MICROWAVE FOR DUBAI OFFICE
62017                   12/02/02                     MN 3300 RACK PANELS, TFT FLAT SCREEN & SUPPORT
62024                   12/02/02                     MN 3300 NSU - 50001271
62025                   12/02/02                     MN 3300 NSU - 50001271
62026                   12/02/02                     MN 3300 ASU - 50001268
62027                   12/02/02                     MN 3300 INLINE POWER UNIT - 51002320
62028                   12/02/02                     MN 3300 INLINE POWER UNIT - 51002320
62030                   12/02/02                     15 X 256 MEMORY/POET CARDS/40 PHONE POWER ADP
62031                   12/02/02                     MN 3300 UNIVERSAL NSU - 50001271
62032                   12/02/02                     MN 5140 IP APPLIANCE - 50000581
62033                   12/02/02                     MN 5140 IP APPLIANCE - 50000581
62034                   12/02/02                     MN 5140 IP APPLIANCE - 50000581
62035                   12/02/02                     MN 5140 IP APPLIANCE - 50000581

Asset Number        Acquisition Date                             Description
62036                   12/02/02                     MN 5140 IP APPLIANCE - 50000581
62037                   12/02/02                     MN 3300 UNIVERSAL ASU - 50001268
62038                   12/02/02                     MN 3300 ICP PATCH PANEL-51003344 + MISC FITTINGS
62039                   12/02/02                     MN 3300 IN LINE POWER UNIT - 51002320
62040                   12/02/02                     MISC RACK MOUNT EQUIPMENT + MISC PHONES
62041                   12/02/02                     MN 5140 IP APPLIANCE - 50000581
62042                   12/02/02                     MN 3300 CONTROLLER UK - 50001265
62043                   12/02/02                     5010 IP DUAL PORT L/G - 50000373
62044                   12/02/02                     5010 IP DUAL PORT L/G - 50000373
62045                   12/02/02                     5010 IP DUAL PORT DARK - 50000374
62046                   12/02/02                     5010 IP DUAL PORT DARK - 50000374
62047                   12/02/02                     5020 IP DUAL PORT L/GR - 50000379
62048                   12/02/02                     5020 IP DUAL PORT L/GR - 50000379
62049                   12/02/02                     5020 IP DUAL PORT D/GR - 50000380
62050                   12/02/02                     5020 IP DUAL PORT D/GR - 50000380
62051                   12/02/02                     5310 IP BOARDROOM CONFERENCE UNIT + MOUSE ETC
62052                   12/02/02                     5140 IP APPLIANCE DK GRY - 50000581
62053                   12/02/02                     5140 IP APPLIANCE DK GRY - 50000581
62054                   12/02/02                     10 X 50000581 POWER UNITS/10 X 51002525 3300 POWER
62055                   12/02/02                     5410 PKM KIT D/GR - 50001042
62056                   12/02/02                     5415 PKM KIT D/GR - 50001041
62057                   12/02/02                     MN 3100 ICP CONT (6+4+8) ISDN - 50000985
62113                   12/02/02                     IP WALLBOARD - 3614IPCS3 - 51003494
61977                   07/02/02                     NT SERVER
61985                   07/02/02                     MN 3300 FOR DEMO
61986                   07/02/02                     MN 3300 FOR DEMO
61987                   07/02/02                     MN 3300 FOR DEMO
61988                   07/02/02                     MN 3300 FOR DEMO
61989                   07/02/02                     MN 3300 FOR DEMO
61995                   07/02/02                     MN 3300 ICP CONTROLLER - 50001264
61996                   07/02/02                     MN 3300 ICP CONTROLLER - 50001264
61999                   07/02/02                     MN 3100 ICP DEMO KIT - 52000531
61978                   06/02/02                     NT SERVER
61979                   06/02/02                     NT SERVER
61980                   06/02/02                     NT SERVER
62001                   31/01/02                     6110 PC SERVER - 50001843
61973                   25/01/02                     MN 5550 IP CONSOLE - 50001972
61974                   25/01/02                     MN 5550 IP CONSOLE - 50001972
61975                   25/01/02                     MN 5550 IP CONSOLE - 50001972
62000                   25/01/02                     MN 5550 IP CONSOLE - 50001972
61993                   24/01/02                     MN 3300 NSU - 50001271
61994                   24/01/02                     MN 3300 NSU - 50001271
61997                   24/01/02                     MN 3300 UNIVERSAK NSU - 50001271
61998                   24/01/02                     MN 3300 UNIVERSAK NSU - 50001271
61955                   22/01/02                     MN 3300 UNIVERSAL NSU
61981                   22/01/02                     HP PROCURVE SWITCHES + CABLES + SUPPORT
61990                   22/01/02                     MN 3300 CONTROLLER - 50001265
61991                   22/01/02                     MN 3300 CONTROLLER - 50001265
61992                   22/01/02                     MN 3300 ASU - 50001268
61938                   16/01/02                     MN 3300 ICP DEMO KIT

Asset Number        Acquisition Date                             Description
61939                   16/01/02                     4 X TRAY TOP STAND CATERING WASTE BINS
61948                   16/01/02                     MN 3300 UNIVERSAL NSU
61949                   16/01/02                     MN 3300 UNIVERSAL NSU
61950                   16/01/02                     MN 3300 UNIVERSAL NSU
61951                   16/01/02                     MN 3300 UNIVERSAL NSU
61952                   16/01/02                     MN 3300 UNIVERSAL NSU
61953                   16/01/02                     MN 3300 UNIVERSAL NSU
61954                   16/01/02                     MN 3300 UNIVERSAL NSU
61956                   16/01/02                     MN 3300 BRI NSU - 50001275
61957                   16/01/02                     MN 3300 BRI NSU - 50001275
61958                   16/01/02                     MN 3300 BRI NSU - 50001275
61959                   16/01/02                     MN 3300 BRI NSU - 50001275
61904                   15/01/02                     PENTIUM 4 DESKTOP WITH 19" MONITOR
61647                   14/01/02                     MN6500 IN-SYS UK
61823                   14/01/02                     ICP 3100 + DEVICES
61869                   14/01/02                     MN 3300 CONTROLLER
61870                   14/01/02                     MN 3300 CONTROLLER
61871                   14/01/02                     8X5010 / 8X5020 / 4X5140 IP SETS - 61869-70
61872                   14/01/02                     MN 3100 BASE UNIT 5-983 + 1-5010/ 1-5020 / 1-5822
61897                   14/01/02                     UPGRADE MN3300 TO ANIXTER
61900                   14/01/02                     MN3300 ANAL. SERV. UNIT 50001268
61907                   14/01/02                     LASERJET MONO PRINTER WITH IP CARD
61912                   14/01/02                     24 MN5140 IP APPLIANCES - 5000581
61917                   14/01/02                     IBM SERV FOR TRAINING-NEW 6000 SBAP (E-SMITH) PLAT
61918                   14/01/02                     IBM SERV FOR TRAINING-NEW 6000 SBAP (E-SMITH) PLAT
61924                   14/01/02                     IBM SERV FROM MITEL KANATA
61925                   14/01/02                     IBM SERV FROM MITEL KANATA
61926                   14/01/02                     IBM SERV FROM MITEL KANATA
61927                   14/01/02                     IBM SERV FROM MITEL KANATA
61928                   14/01/02                     IBM SERV FROM MITEL KANATA
61929                   14/01/02                     MN 3300 DEMO - HP NORWAY
61936                   14/01/02                     MN 3100 ICP DEMO KIT - 52000532
61937                   14/01/02                     MN 3100 ICP DEMO KIT - 52000532
61940                   14/01/02                     MN 3300 ICP CONTROLLER
61941                   14/01/02                     MN 3300 ICP CONTROLLER
61942                   14/01/02                     MN 3300 ICP CONTROLLER
61943                   14/01/02                     MN 3300 ICP CONTROLLER
61944                   14/01/02                     MN 3300 UNIVERSAL NSU
61945                   14/01/02                     MN 3300 UNIVERSAL NSU
61946                   14/01/02                     MN 3300 UNIVERSAL NSU
61947                   14/01/02                     MN 3300 UNIVERSAL NSU
61960                   14/01/02                     MN 3300 UNIVERSAL ASU - 50001268
61961                   14/01/02                     MN 3300 UNIVERSAL ASU - 50001268
61962                   14/01/02                     MN 3300 UNIVERSAL ASU - 50001268
61963                   14/01/02                     MN 3300 UNIVERSAL ASU - 50001268
61964                   14/01/02                     4 X 5010-50000374/4 X 5020-5000380/8 X5140-5000381
61965                   14/01/02                     POWER DESIGN 24 PORT IP POWER UNIT - 51002320
61966                   14/01/02                     POWER DESIGN 24 PORT IP POWER UNIT - 51002320
61967                   14/01/02                     POWER DESIGN 24 PORT IP POWER UNIT - 51002320
61968                   14/01/02                     POWER DESIGN 24 PORT IP POWER UNIT - 51002320

Asset Number        Acquisition Date                             Description
61969                   14/01/02                     POWER DESIGN 24 PORT IP POWER UNIT - 51002320
61970                   14/01/02                     POWER DESIGN 24 PORT IP POWER UNIT - 51002320
61971                   14/01/02                     POWER DESIGN 24 PORT IP POWER UNIT - 51002320
61972                   14/01/02                     MN 5550 IP CONSOLE - 50001972
61976                   14/01/02                     8 ANALOGUE 51002672/5415 PKM/IP CONF UNIT 50001540
61826                   08/01/02                     BREAKOUT BOX INCL AMPHENOL CALBLE & D/120 JCT-LS
61905                   19/12/01                     PENTIUM 4 DESKTOP WITH 19" MONITOR
61906                   19/12/01                     PENTIUM 4 DESKTOP WITH 19" MONITOR
61919                   18/12/01                     IBM SERV FOR TRAINING-NEW 6000 SBAP (E-SMITH) PLAT
61920                   18/12/01                     IBM SERV FOR TRAINING-NEW 6000 SBAP (E-SMITH) PLAT
61921                   18/12/01                     IBM SERV FOR TRAINING-NEW 6000 SBAP (E-SMITH) PLAT
61577                   17/12/01                     WINDOWS NT SERVER (RUNNING IIS&EXCHANGE
61747                   17/12/01                     E- SMITH SERVER
61911                   17/12/01                     E SMITH SERVER
61582                   12/12/01                     iMAGINATION (14 SO)
61585                   12/12/01                     SUPERSET 7000
61587                   12/12/01                     MISC EQUIP DUTCH OFFICE (DEMO EQUIP ETC)
61876                   12/12/01                     3100 ICP CONTROLLER + SUPPORT EQUIP
61879                   12/12/01                     4203 DVR
61898                   12/12/01                     MN3300 CONTROLLER 50001264
61899                   12/12/01                     MN3300 NETWORK SERV. UNIT 50001271
61922                   12/12/01                     IBM SERV FROM MITEL KANATA
61923                   12/12/01                     IBM SERV FROM MITEL KANATA
61836                   06/12/01                     DESKTOP PC + MONITOR
61458                   04/12/01                     TEST FIXTURE FOR 3100 BRI MMC
61575                   29/11/01                     FURNITURE (OFFICE, LAB & DEMO) DUTCH OFFICE
61757                   29/11/01                     WEBSET 50000581 WITH POWER ADAPTOR
61819                   29/11/01                     3300 ICP DEMO KIT
61820                   29/11/01                     3300 ICP DEMO KIT
61821                   29/11/01                     3300 ICP DEMO KIT
61902                   29/11/01                     MN 3300 CONTROLLER + SUPPORT
61908                   28/11/01                     SUNSET ISDN-BRI E1 PRI TEST SYSTEM
61909                   28/11/01                     SUNSET ISDN-BRI T1 PRI TEST SYSTEM
61910                   28/11/01                     ARCA EMUTEL/ISDN PROTOCOL ANALYSER + ISDN UPGRADE
61895                   27/11/01                     MN 3300 FOR HP GRENOBLE
61896                   27/11/01                     5140 Web Sets(pound)3600  16 sets
61822                   26/11/01                     ICP 3300 + DEVICES
61592                   23/11/01                     MN3300 ICP SALES DEMO
61593                   23/11/01                     MN3300 ICP SALES DEMO
61594                   23/11/01                     MN3300 ICP SALES DEMO
61748                   23/11/01                     MN3100 INFREASTRUCTURE/CABINETS & PHONE
61818                   23/11/01                     3300 ICP DEMO KIT
61828                   23/11/01                     MN 3100 DEMO KITS 50000994
61829                   23/11/01                     MN 3100 DEMO KITS 50000994
61830                   23/11/01                     MN 3100 DEMO KITS 50000994
61873                   23/11/01                     MN3300 + SUPPORT EQUIPMENT
61874                   23/11/01                     MN3300 + SUPPORT EQUIPMENT
61875                   23/11/01                     2 UNIVERSAL ANALOGUE MN3300 EQUIP
61877                   23/11/01                     MN5010/20/5415 SETS FOR DEMO INCL SUPPORT EQUIP
61878                   23/11/01                     CISCO KIT FOR MITEL ACADEMY

Asset Number        Acquisition Date                             Description
61894                   23/11/01                     MISC COMPONANTS FOR R&D SEE CECA
61670                   20/11/01                     PORT BASE CARD WITH MVIP/H.100 INTERFACE
61294                   19/11/01                     2NO. 3CB9LG9MC 9 PORT GB MODULE
61457                   15/11/01                     TEST FIXTURE FOR 3100 ISDN CCV
61405                   02/11/01                     DELL PC
61406                   02/11/01                     DELL PC
61477                   02/11/01                     STANDARD LAPTOP
61504                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61505                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61506                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61507                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61508                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61509                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61510                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61511                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61512                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61513                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61514                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61515                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61516                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61517                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61518                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61519                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61520                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61521                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61522                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61523                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61524                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61525                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61526                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61527                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61528                   02/11/01                     STANDARD LAPTOP (TECH REFRESH)
61831                   31/10/01                     ZEBRA THERMAL TRANSFER PRINTER/BAR ONE PRO PLUS SW
61832                   31/10/01                     ZEBRA THERMAL TRANSFER PRINTER/BAR ONE PRO PLUS SW
61833                   31/10/01                     ZEBRA THERMAL TRANSFER PRINTER/BAR ONE PRO PLUS SW
61837                   31/10/01                     Craft Tester for Repair for 3100
61838                   31/10/01                     3100 ICP SYSTEM/2  5020 IP PHONES/1 5010  PHONE
61855                   31/10/01                     DELL LATITUDE CPI A366 XT
61856                   31/10/01                     DELL LATITUDE CPI A366 XT
61857                   31/10/01                     3100 ICP (R&R) - FIELD TRIALS
61858                   31/10/01                     3100 ICP (R&R) - FIELD TRIALS
61859                   31/10/01                     3100 ICP (R&R) - FIELD TRIALS
61860                   31/10/01                     3100 EXPANSION UNIT (R&R) - FIELD TRIALS
61861                   31/10/01                     3100 EXPANSION UNIT (R&R) - FIELD TRIALS
61862                   31/10/01                     3100 EXPANSION UNIT (R&R) - FIELD TRIALS
61863                   31/10/01                     3100 EXPANSION UNIT (R&R) - FIELD TRIALS
61864                   31/10/01                     3100 EXPANSION UNIT (R&R) - FIELD TRIALS
61865                   31/10/01                     3100 EXPANSION UNIT (R&R) - FIELD TRIALS
61866                   31/10/01                     3100 EXPANSION UNIT (R&R) - FIELD TRIALS
61867                   31/10/01                     3100 EXPANSION UNIT (R&R) - FIELD TRIALS

Asset Number        Acquisition Date                             Description
61868                   31/10/01                     3300 CONTROLLER + SUPPORT EQUIP
61429                   22/10/01                     STANDARD LAPTOP
61443                   22/10/01                     STANDARD LAPTOP
61381                   19/10/01                      MONITOR (17") FOR DELL GX150
61827                   18/10/01                     IP TELEPHONY ANALYSER SW + ADVISOR SW EDITION
61749                   15/10/01                     PORTABLE SVGA PROJECTOR + CEILING MOUNT CRADLE
61750                   15/10/01                     PORTABLE SVGA PROJECTOR + CEILING MOUNT CRADLE
61753                   10/10/01                     COMPONANTS FOR CRAFT TESTER
61754                   10/10/01                     COMPONANTS FOR CRAFT TESTER
61755                   10/10/01                     COMPONANTS FOR CRAFT TESTER
61657                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61658                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61659                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61660                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61661                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61662                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61663                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61664                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61665                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61666                   09/10/01                     FLAT SCREEN MONITOR (SMAU)
61573                   04/10/01                     UPS POWER MODULES (STRATHCLYDE SYSTEM
61574                   04/10/01                     UPS POWER MODULES (STRATHCLYDE SYSTEM
61751                   03/10/01                     TOWABLE GRIT/SALT SPREADING MACHINE
61590                   01/10/01                     STANDARD DELL LAPTOP
61625                   01/10/01                     STANDARD DELL LAPTOP
61630                   01/10/01                     STANDARD DELL LAPTOP
61652                   01/10/01                     STANDARD DELL LAPTOP
61565                   28/09/01                     SX 2000 MICROLIGHT + SETUP ITEMS
61569                   28/09/01                     MARCH NETWORKS 3100 ICP SYSTEM CONTROLLER
61588                   28/09/01                     MARCH NETWORKS 3300 ICP (FIELD TRIALS EDS TELFORD)
61591                   28/09/01                     MN3300 ICP SALES DEMO
61604                   28/09/01                     MARCH NETWORKS 3100 ICP SYSTEM + 9 IP PHONES+MISC
61626                   28/09/01                     50 X 5020 IP SETS (R&D)
61639                   28/09/01                     MN 3100 KIT
61645                   28/09/01                     SX2000 INT 8 PORTS
61651                   28/09/01                     6 X 5020 AND 6 X 5010 IP PHONES
61654                   28/09/01                     25 X 5020 DUAL PORT IP SETS (DARK GREY)
61655                   28/09/01                     25 X 5010 DUAL PORT IP SETS (DARK GREY)
61082                   27/09/01                     Vidoe Conference equip
61445                   21/09/01                     FAX SERVER (RIGHT FAX 2 PORT)
61646                   18/09/01                     MN6500 SERVER UK
61637                   13/09/01                     ACULAB ACS4520 EXPANSION CARD
61638                   13/09/01                     ACULAB ACU6114 DPNSS DAUGTER BOARD + ACU6119 CONNE
61529                   06/09/01                     3COM TOTAL CONTROL CHASSIS


Executed as a deed by the Borrower
acting by:-

                            Director                   Director/Secretary